NOTES PAYABLE - DIRECT CORPORATE OBLIGATIONS	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
NOTES PAYABLE - DIRECT CORPORATE OBLIGATIONS
NOTES PAYABLE - DIRECT CORPORATE OBLIGATIONS

The following notes payable were direct corporate obligations of the Company as of December 31, 2011 and 2010 (dollars in millions):

	2011	2010
7.0% Debentures	$293.0	$293.0
Senior Secured Credit Agreement	255.2	375.0
9.0% Senior Secured Notes due January 2018 (the “9.0% Senior Secured Notes”)	275.0	275.0
Senior Health Note due November 12, 2013 (the “Senior Health Note”)	50.0	75.0
Unamortized discount on 7.0% Debentures	(12.9)	(14.8)
Unamortized discount on Senior Secured Credit Agreement	(2.4)	(4.7)
Direct corporate obligations	$857.9	$998.5

7.0% Debentures

On November 13, 2009, we issued $176.5 million aggregate principal amount of our 7.0% Debentures in the initial closing of our private offering of 7.0% Debentures to Morgan Stanley & Co. Incorporated, as the initial purchaser of the 7.0% Debentures. The net proceeds from the initial closing of the offering of our 7.0% Debentures, after deducting the initial purchaser's discounts and commissions and before other offering expenses, totaled $172.0 million. The Company used the net proceeds to fund a substantial portion of the consideration payable in connection with a cash tender offer (the "Tender Offer") for the 3.5% Debentures.

In February 2010, we completed a second closing of $64.0 million aggregate principal amount of our 7.0% Debentures and in May 2010, we completed a third closing of $52.5 million aggregate principal amount of our 7.0% Debentures. These issuances were made pursuant to the purchase agreement that we entered into in October 2009 relating to the private offering of up to $293 million of 7.0% Debentures. We received aggregate net proceeds (after taking into account the discounted offering price less the initial purchaser's discounts and commissions, but before expenses) of: (i) $61.4 million in the second closing of the 7.0% Debentures; and (ii) $49.4 million in the third closing of the 7.0% Debentures. At December 31, 2011 and 2010, unamortized issuance costs (classified as other assets) related to the 7.0% Debentures were $1.6 million and $1.9 million, respectively, and are amortized as an increase to interest expense over the term of the 7.0% Debentures.

The 7.0% Debentures rank equally in right of payment with all of the Company's unsecured and unsubordinated obligations. The 7.0% Debentures are governed by an Indenture dated as of October 16, 2009 (the “7.0% Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (“Mellon”). The 7.0% Debentures bear interest at a rate of 7.0% per annum, payable semi-annually on June 30 and December 30 of each year, commencing on the interest payment date immediately succeeding the issuance date of such series. The 7.0% Debentures will mature on December 30, 2016, unless earlier converted. The 7.0% Debentures may not be redeemed at the Company's election prior to the stated maturity date and the holders may not require the Company to repurchase the 7.0% Debentures at any time. The 7.0% Debentures are not convertible prior to June 30, 2013, except under limited circumstances. Commencing on June 30, 2013, the 7.0% Debentures will be convertible into shares of our common stock at the option of the holder at any time, subject to certain exceptions and subject to our right to terminate such conversion rights under certain circumstances relating to the sale price of our common stock. If the holders elect to convert their 7.0% Debentures upon the occurrence of certain changes of control of CNO or certain other events, we will be required, under certain circumstances, to increase the conversion rate for such holders of the 7.0% Debentures who convert in connection with such events. Initially, the 7.0% Debentures will be convertible into 182.1494 shares of our common stock for each $1,000 principal amount of 7.0% Debentures, which is equivalent to an initial conversion price of approximately $5.49 per share. The conversion rate is subject to adjustment following the occurrence of certain events in accordance with the terms of the 7.0% Indenture.

The 7.0% Debenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the 7.0% Debenture, failure to pay at maturity or acceleration of other indebtedness and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, Mellon or holders of at least 50% in principal amount of the then outstanding 7.0% Debentures may declare the principal of, and accrued but unpaid interest on all of the 7.0% Debentures to be immediately due and payable.

The 7.0% Indenture provides that on and after the date of the 7.0% Indenture, the Company may not: (i) consolidate with or merge into any other person or sell, convey, lease or transfer the Company's consolidated properties and assets substantially as an entirety to any other person in any one transaction or series of related transactions; or (ii) permit any person to consolidate with or merge into the Company, unless certain requirements set forth in the 7.0% Indenture are satisfied.

In accordance with GAAP, we were required to consider on each issuance date whether the 7.0% Debentures issued on such date were issued with a beneficial conversion feature. A beneficial conversion feature exists if the 7.0% Debentures may be convertible into common stock at an effective conversion price (calculated by dividing the proceeds from the issuance of 7.0% Debentures issued on that date (per $1,000 principal amount of debentures) by the then effective conversion rate) that is lower than the market price of a share of common stock on the date of issuance. When a beneficial conversion feature exists, we are required to separately recognize the beneficial conversion feature at issuance by allocating a portion of the proceeds to the intrinsic value of that feature. The value of the beneficial conversion feature is recorded, net of taxes, as an increase to additional paid-in capital. If a beneficial conversion feature exists on the actual date(s) of issuance, a discount equal to the intrinsic value of the beneficial conversion feature will be recorded against the carrying value of the 7.0% Debentures. Such discount will be amortized from the actual date(s) of issuance to the stated maturity date of the 7.0% Debentures using the effective interest method. Accordingly, the interest expense we recognize related to the 7.0% Debentures will be dependent upon whether a beneficial conversion feature exists on the actual date(s) of issuance and the amount by which the market price(s) of our common stock exceeds the effective conversion price on such actual date(s) of issuance.

The closing market price of our common stock on May 4, 2010 (the last closing price prior to the issuance of $52.5 million of the 7.0% Debentures) was $5.81. Because this amount was higher than the effective conversion price of $5.17 on that date, a beneficial conversion feature existed with respect to the 7.0% Debentures we issued. The beneficial conversion feature related to the 7.0% Debentures issued on May 5, 2010 of $4.0 million, net of tax, was recorded as an increase to additional paid-in capital.

Senior Secured Credit Agreement

On December 21, 2010, the Company entered into a $375 million senior secured term loan facility maturing on September 30, 2016, pursuant to an agreement among the Company, Morgan Stanley Senior Funding, Inc., as administrative agent (the “Agent”), and the lenders from time to time party thereto (the “Senior Secured Credit Agreement”). The net proceeds of $363.6 million were used to repay a portion of the amount outstanding under our Second Amended and Restated Credit Agreement dated as of October 10, 2006 among CNO, Bank of America, N.A. as agent, J.P. Morgan Chase Bank, N.A., as Syndication Agent and other parties (the “Previous Senior Credit Agreement”). The pricing terms for the Senior Secured Credit Agreement included upfront fees of 1.25 percent paid to the lenders. The Senior Secured Credit Agreement is guaranteed by our primary non-insurance company subsidiaries, as defined in the Senior Secured Credit Agreement (collectively, the “Subsidiary Guarantors”) and secured by substantially all of our and the Subsidiary Guarantors' assets.

In May 2011, we amended our Senior Secured Credit Agreement. Pursuant to the amended terms, the applicable interest rate on the Senior Secured Credit Agreement was decreased. The new interest rate is, at our option (in most instances): (i) a Eurodollar rate of LIBOR plus 5.00 percent subject to a LIBOR "floor" of 1.25 percent (previously LIBOR plus 6.00 percent with a LIBOR floor of 1.50 percent); or (ii) a Base Rate plus 4.00 percent subject to a Base Rate "floor" of 2.25 percent (previously a Base Rate plus 5.00 percent with a Base Rate floor of 2.50 percent). The interest rate on the Senior Secured Credit Agreement was 6.25 percent at December 31, 2011. Other changes to the Senior Secured Credit Agreement included:

(i)
a reduction in the mandatory prepayments resulting from certain restricted payments (including share repurchases). Pursuant to the amended terms, the amount of the mandatory prepayment is: (a) 100 percent of the amount of certain restricted payments made if the debt to total capitalization ratio, as defined in the agreement, is greater than 17.5 percent (such ratio was 17.1 percent at December 31, 2011, as calculated pursuant to the agreement); (b) 50 percent of the amount if such ratio is equal to or less than 17.5 percent but greater than 12.5 percent; or (c) if the ratio is equal to or less than 12.5 percent at the time of the restricted payment, then there is no prepayment requirement. Previously, we were required to make mandatory prepayments equal to 100 percent of the amount of certain restricted payments regardless of the level of the debt to total capitalization ratio;

(ii)	revisions to the covenants related to investment activity to allow the Company to make certain investments which were previously only permitted to be made by our insurance subsidiaries; and

(iii)	an increase in the cap on non-investment grade investments to 12 percent from 10 percent.

The Senior Secured Credit Agreement contains covenants that limit the Company's ability to take certain actions and perform certain activities, including (each subject to exceptions as set forth in the Senior Secured Credit Agreement):

•	limitations on debt (including, without limitation, guarantees and other contingent obligations);

•	limitations on issuances of disqualified capital stock;

•	limitations on liens and further negative pledges;

•	limitations on sales, transfers and other dispositions of assets;

•	limitations on transactions with affiliates;

•	limitations on changes in the nature of the Company's business;

•	limitations on mergers, consolidations and acquisitions;

•	limitations on dividends and other distributions, stock repurchases and redemptions and other restricted payments;

•	limitations on investments and acquisitions;

•	limitations on prepayment of certain debt;

•	limitations on modifications or waivers of certain debt documents and charter documents;

•	investment portfolio requirements for insurance subsidiaries;

•	limitations on restrictions affecting subsidiaries;

•	limitations on holding company activities; and

•	limitations on changes in accounting policies.

In addition, the Senior Secured Credit Agreement requires the Company to maintain: (i) a debt to total capitalization ratio of not more than 30 percent (such ratio was 17.1 percent at December 31, 2011, as calculated pursuant to the agreement); (ii) an interest coverage ratio of not less than 2.00 to 1.00 for each rolling four quarters (or, if less, the number of full fiscal quarters commencing after the effective date of the Senior Secured Credit Agreement) (such ratio was 5.0 to 1.00 for the rolling four quarters ended December 31, 2011); (iii) an aggregate ratio of total adjusted capital to company action level risk-based capital for the Company's insurance subsidiaries of not less than 225 percent on or prior to December 31, 2011 and 250 percent thereafter (such ratio was 358 percent at December 31, 2011); and (iv) a combined statutory capital and surplus for the Company's insurance subsidiaries of at least $1,200.0 million (combined statutory capital and surplus at December 31, 2011, was $1,746.5 million).

We may prepay, in whole or in part, the Senior Secured Credit Agreement, together with any accrued and unpaid interest, with prior notice but without premium or penalty in minimum amounts of $1.0 million or any multiple thereof.

Mandatory prepayments of the Senior Secured Credit Agreement will be required in an amount equal to: (i) 100 percent of the net cash proceeds from certain asset sales or casualty events; (ii) 100 percent of the net cash proceeds received by the Company or any of its subsidiaries from certain debt issuances; (iii) 50 percent of the net cash proceeds received from certain equity issuances; and (iv) 100 percent of the amount of certain restricted payments made (including any common stock dividends and share repurchases) as defined in the Senior Secured Credit Agreement provided that if, as of the end of the fiscal quarter immediately preceding such restricted payment, the debt to total capitalization ratio is: (i) equal to or less than 17.5 percent, but greater than 12.5 percent, the prepayment requirement shall be reduced by one-half; or (ii) equal to or less than 12.5 percent, the prepayment requirement shall not apply.
Notwithstanding the foregoing, no mandatory prepayments pursuant to items (i) or (iii) in the preceding paragraph shall be required if: (x) the debt to total capitalization ratio is equal or less than 20 percent; and (y) either (A) the financial strength rating of certain insurance subsidiaries is equal or better than A- (stable) from A.M. Best Company or (B) the Senior Secured Credit Agreement is rated equal or better than BBB- (stable) from S&P and Baa3 (stable) by Moody's.
In connection with the execution of the Senior Secured Credit Agreement, the Company and the Subsidiary Guarantors entered into a guarantee and security agreement, dated as of December 21, 2010 (the “Guarantee and Security Agreement”), by and among the Company, the Subsidiary Guarantors and the Agent, pursuant to which the Subsidiary Guarantors guaranteed all of the obligations of the Company under the Senior Secured Credit Agreement and the Company and the Subsidiary Guarantors pledged substantially all of their assets to secure the Senior Secured Credit Agreement, subject to certain exceptions as set forth in the Guarantee and Security Agreement.

In 2011, as required under the terms of the Senior Secured Credit Agreement, we made mandatory prepayments totaling $69.8 million due to our repurchase of $69.8 million of our common stock. In March 2011, we also made a voluntary prepayment of $50.0 million on our outstanding principal balance under the Senior Secured Credit Agreement using available cash.

9.0% Senior Secured Notes

On December 21, 2010, we issued $275.0 million aggregate principal amount of 9.0% Senior Secured Notes. The net proceeds of $267.0 million were used to repay a portion of the amount outstanding under the Previous Senior Credit Agreement.

The 9.0% Senior Secured Notes were issued pursuant to an Indenture, dated as of December 21, 2010 (the “Indenture”), by and among the Company, the Subsidiary Guarantors and Wilmington Trust FSB, as trustee and collateral agent (“Wilmington”).

The 9.0% Senior Secured Notes will mature on January 15, 2018. Interest on the 9.0% Senior Secured Notes accrues at a rate of 9.0% per annum and is payable semiannually in arrears on January 15 and July 15 of each year, commencing on July 15, 2011. The 9.0% Senior Secured Notes and the guarantees thereof (the “Guarantee”) are senior secured obligations of the Company and the Subsidiary Guarantors and rank equally in right of payment with all of the Company's and the Subsidiary Guarantor's existing and future senior obligations, and senior to all of the Company's and the Subsidiary Guarantors' existing and future subordinated indebtedness. The 9.0% Senior Secured Notes are secured by substantially all of the assets of the Company and the Subsidiary Guarantors, subject to certain exceptions. The 9.0% Senior Secured Notes and the Guarantees are pari passu to all of the Company's and the Subsidiary Guarantors' existing and future secured indebtedness under the Senior Secured Credit Agreement.

The Company may redeem all or part of the 9.0% Senior Secured Notes beginning on January 15, 2014, at the redemption prices set forth in the Indenture. The Company may also redeem all or part of the 9.0% Senior Secured Notes at any time and from time to time prior to January 15, 2014, at a price equal to 100% of the aggregate principal amount of the 9.0% Senior Secured Notes to be redeemed plus a “make-whole” premium and accrued and unpaid interest. In addition, prior to January 15, 2014, the Company may redeem up to 35% of the aggregate principal amounts of the 9.0% Senior Secured Notes with the net cash proceeds of certain equity offerings at a price equal to 109.000% of the aggregate principal amount of the 9.0% Senior Secured Notes to be redeemed plus accrued and unpaid interest.

Upon the occurrence of a change of control (as defined in the Indenture), each holder of the 9.0% Senior Secured Notes may require the Company to repurchase all or a portion of the 9.0% Senior Secured Notes in cash at a price equal to 101% of the aggregate principal amount of the 9.0% Senior Secured Notes to be repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains covenants that, among other things, limit (subject to certain exceptions) the Company's ability and the ability of the Company's Restricted Subsidiaries (as defined in the Indenture) to:

•	incur or guarantee additional indebtedness or issue preferred stock;

•	pay dividends or make other distributions to shareholders;

•	purchase or redeem capital stock or subordinated indebtedness;

•	make investments;

•	create liens;

•	incur restrictions on the Company's ability and the ability of the Restricted Subsidiaries to pay dividends or make other payments to the Company;

•	sell assets, including capital stock of the Company's subsidiaries;

•	consolidate or merge with or into other companies or transfer all or substantially all of the Company's assets; and

•	engage in transactions with affiliates.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, failure to pay at maturity or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, Wilmington or holders of at least 25% in principal amount of the then outstanding 9.0% Senior Secured Notes may declare the principal of and accrued but unpaid interest, including any additional interest, on all of the 9.0% Senior Secured Notes to be due and payable.

In connection with the issuance of the 9.0% Senior Secured Notes and execution of the Indenture, the Company and the Subsidiary Guarantors entered into a security agreement, dated as of December 21, 2010 (the “Security Agreement”), by and among the Company, the Subsidiary Guarantors and Wilmington Trust FSB, as collateral agent, pursuant to which the Company and the Subsidiary Guarantors pledged substantially all of their assets to secure their obligations under the Indenture, subject to certain exceptions as set forth in the Security Agreement.

Intercreditor Agreement

In connection with the issuance of the 9.0% Senior Secured Notes and entry into the Senior Secured Credit Agreement, the Agent and Wilmington, as collateral agent and authorized representative with respect to the 9.0% Senior Secured Notes, entered into an Intercreditor Agreement, dated as of December 21, 2010 (the “Intercreditor Agreement”), which sets forth agreements with respect to the first-priority liens granted by the Company and the Subsidiary Guarantors pursuant to the Indenture and the Senior Secured Credit Agreement.

Under the Intercreditor Agreement, any actions that may be taken with respect to the collateral that secures the 9.0% Senior Secured Notes and the Senior Secured Credit Agreement, including the ability to cause the commencement of enforcement proceedings against such collateral, to control such proceedings and to approve amendments to releases of such collateral from the lien of, and waive past defaults under, such documents relating to such collateral, will be at the direction of the authorized representative of the lenders under the Senior Secured Credit Agreement until the earlier of: (i) the Company's obligations under the Senior Secured Credit Agreement (or refinancings thereof) are discharged; (ii) the date on which the outstanding principal amount of loans and commitments under the Senior Secured Credit Agreement is less than $25.0 million; and (iii) 180 days after the occurrence of both an event of default under the Indenture and the authorized representative of the holders of the 9.0% Senior Secured Notes making certain representations as described in the Intercreditor Agreement, unless the authorized representative of the lenders under the Senior Secured Credit Agreement has commenced and is diligently pursuing enforcement action with respect to the collateral or the grantor of the security interest in that collateral (whether the Company or the applicable Subsidiary Guarantor) is then a debtor under or with respect to (or otherwise subject to) any insolvency or liquidation proceeding.

Previous Senior Credit Agreement

In December 2010, we repaid the $652.1 million outstanding principal balance under our Previous Senior Credit Agreement using: (i) the proceeds from the Senior Secured Credit Agreement and the issuance of the 9.0% Senior Secured Notes; and (ii) available cash.

On March 30, 2009, we completed Amendment No. 2 to our Previous Senior Credit Agreement, which provided for, among other things:  (i) additional margins between our then current financial status and certain financial covenant requirements through June 30, 2010; (ii) higher interest rates and the payment of a fee; (iii) new restrictions on the ability of the Company to incur additional indebtedness; and (iv) the ability of the lender to appoint a financial advisor at the Company's expense.

Pursuant to its amended terms, the applicable interest rate on the Previous Senior Credit Agreement (based on either a Eurodollar or base rate) was increased. The Eurodollar rate was equal to LIBOR plus 4 percent with a minimum LIBOR rate of 2.5 percent (such rate was previously LIBOR plus 2 percent with no minimum rate). The base rate was equal to 2.50 percent plus the greater of: (i) the Federal funds rate plus .50 percent; or (ii) Bank of America's prime rate. In addition, the amended agreement required the Company to pay a fee equal to 1 percent of the outstanding principal balance under the Previous Senior Credit Agreement, which fee was added to the principal balance outstanding and was payable at the maturity of the facility. This 1 percent fee was reported as non-cash interest expense.

On December 22, 2009, the Company entered into Amendment No. 3 to our Previous Senior Credit Agreement, which provided for, among other things, changes to certain financial covenant requirements.

The Company also agreed to pay $150 million of the first $200 million of net proceeds from its public offering of common stock (as further discussed below) to the lenders and, in addition, to pay 50% of any net proceeds in excess of $200 million from the offering. The credit facility previously required the Company to pay 50% of the net proceeds of any equity issuance to the lenders.

The amendment modified the Company's principal repayment schedule and eliminated any principal payments in 2010. There were no changes to the maturity date of October 10, 2013. The Company was previously required to make principal repayments equal to 1% of the initial principal balance each year, subject to certain adjustments, and to make additional principal repayments from excess cash flow.

The amendment also provided that the 1% payment in kind, or PIK, interest that had accrued since March 30, 2009 as an addition to the principal balance under the Previous Senior Credit Agreement was replaced with a payment of an equal amount of cash interest. The amount of accrued PIK interest ($6.3 million) was paid in cash when the amendment became effective. The deletion of the 1% PIK interest and the payment of an equal amount of cash interest did not impact reported interest expense.

On November 13, 2009, we repaid $36.8 million of outstanding principal on the Previous Senior Credit Agreement from the proceeds of the issuance of common stock and warrants to Paulson & Co. Inc. (“Paulson”). On December 22, 2009, the Company repaid $161.4 million of outstanding principal on the Previous Senior Credit Agreement from proceeds of an equity offering. Such transactions are further discussed in the note to the consolidated financial statements entitled “Shareholders' Equity.”

During 2009, we made scheduled principal payments totaling $5.3 million on our Previous Senior Credit Agreement. Also, during 2009, we made a mandatory prepayment of $1.2 million based on the Company's excess cash flows at December 31, 2008 as defined in the Previous Senior Credit Agreement.

In accordance with Amendment No. 3 to our Previous Senior Credit Agreement, the applicable interest rate on the Previous Senior Credit Agreement, payable at least quarterly, was based on either a Eurodollar rate or a base rate. The Eurodollar rate was equal to LIBOR plus 5.00 percent with a minimum LIBOR rate of 2.5 percent. The base rate was equal to 4 percent plus the greater of: (i) the Federal funds rate plus .50 percent; or (ii) Bank of America's prime rate.

The Previous Senior Credit Agreement included an $80.0 million revolving credit facility that could be used for general corporate purposes. In October 2008, the Company borrowed $75.0 million under the revolving credit facility to assure the future availability of this additional liquidity given our concerns with the ability of certain financial institutions to be able to provide funding in the future. In December 2008, we repaid $20.0 million of the revolving facility and reduced the maximum amount available under the revolving facility to $60.0 million. In April 2009, we repaid the remaining $55.0 million that was outstanding under the revolving facility portion of our Previous Senior Credit Agreement. The Company paid a commitment fee equal to .50 percent of the unused portion of the revolving credit facility on an annualized basis.

Senior Health Note

In connection with the Transfer, the Company issued the Senior Health Note payable to Senior Health. The Senior Health Note is unsecured and bears interest at a rate of 6.0 percent per year payable quarterly, beginning on March 15, 2009. We are required to make annual principal payments of $25.0 million beginning on November 12, 2009. The Company made a $25.0 million scheduled payment on the Senior Health Note in 2011, 2010 and 2009. The Company may redeem the Senior Health Note, in whole or in part, at any time by giving the holder 30 days notice (unless a shorter notice is satisfactory to the holder). The redemption amount is equal to the principal amount redeemed plus any accrued and unpaid interest thereon. Any outstanding amount under the Senior Health Note will be due and payable immediately if an event of default (as defined in the Senior Health Note) occurs and continues without remedy. As a condition of the order from the Pennsylvania Insurance Department approving the Transfer, we agreed that we would not pay cash dividends on our common stock while any portion of the Senior Health Note remained outstanding.

Loss on Extinguishment or Modification of Debt

In 2011, we recognized an aggregate loss on the extinguishment of debt totaling $3.4 million representing the write-off of unamortized discount and issuance costs associated with repayments of the Senior Secured Credit Agreement.

In 2010, we recognized an aggregate loss on the extinguishment of debt totaling $6.8 million representing the write-off of unamortized discount and issuance costs associated with: (i) the repurchases of 3.5% Debentures; and (ii) the repayment of the Previous Senior Credit Agreement, each as previously described above.

In 2009, we recognized an aggregate loss on the extinguishment or modification of debt totaling $22.2 million resulting from expenses incurred and the write-off of unamortized discount or issuance costs related to the following transactions which are described above: (i) the Tender Offer; (ii) repayment of principal amounts on the Previous Senior Credit Agreement from the issuance of common stock; and (iii) modifications to our Previous Senior Credit Agreement in March 2009 and December 2009.

The scheduled repayment of our direct corporate obligations was as follows at December 31, 2011 (dollars in millions):

Year ending December 31,
2012	$45.0
2013	80.0
2014	75.0
2015	85.0
2016	313.2
Thereafter	275.0
$873.2